United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C

Information  Statement  Pursuant to Section 14(c) of the Securities Exchange Act
of  1934 (Amendment  No.     )

Check  the  appropriate  box:
[ ]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  DP  CHARTERS,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):
[_]  No  fee  required

[ ]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities to which transaction applies:

(2)  Aggregate  number  of  securities  to which transaction applies:

(3)  Per  unit price/underlying value pursuant to Exchange Act Rule 0-11:

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5) Total fee paid: $250.00 fee of one-fiftieth of one percent (0.0002) of the proposed aggregate value of the transaction.

[X]     Fee  paid  previously  with  preliminary  materials.
[_]     Check  box  if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     date  filed:

                                DP CHARTERS, INC.
                        34190 Sepulveda Avenue Suite 200
                            Capistrano Beach CA 92624

                                February 22, 2002

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record, on February 4, 2002, of DP Charters, Inc. ("DPI", "we", "our" and "us"), a Nevada corporation, and our subsidiary DP Charters Exploration, Inc. ("DPX"), in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

PROPOSAL 1: To approved that certain Plan of Reorganization and Acquisition dated January 21, 2002, by which DPI would acquire all of the capital stock of Omnitrix Technologies, Inc. ("OTI") for 10,000,000 (Ten Million) newly issued shares of DPI common stock.
PROPOSAL 2: To approve the recommendation of management and the Board of Directors to dissolve the wholly-owned, empty and unproductive subsidiary DPX before the acquisition by DPI of OTI, in order to comply with the Plan of Reorganization and Acquisition.
PROPOSAL 3: To authorize a change of the corporate name of DPI to Omnitrix Technologies, Limited, Inc., or similar name, as an incident of the acquisition of OTI.
PROPOSAL 4: To ratify the continuation of Todd Chisholm & Associates, as DPI's independent auditor.
PROPOSAL 5: To elect the following persons to the Board of Directors upon closing of the transactions contemplated by the Plan of Reorganization: Raymond Polman and Roger Warren; and to accept the resignation from the Corporate Custodian and Sole Director, William Stocker upon closing of the transactions contemplated by the Plan of Reorganization.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition, and the Board has determined that the consideration to our shareholders is fair for our acquisition of OTI.

     Holders of approximately 87.64% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

                       By Order of the Board of Directors,

                               /s/William Stocker
                                 William Stocker
                                 attorney at law
                               Corporate Custodian

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                DP CHARTERS, INC.
                        34190 SEPULVEDA AVENUE SUITE 200
                            CAPISTRANO BEACH CA 92624

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO


                                    Contents
TOC
Introduction                                                                   4
     a.  DP  Charters,  Inc.                                                   4
     b.  Omnitrix  Technologies,  Inc.                                         4

1.  The  Proposals  and  the  Vote                                             5
      (a)  Majority  Shareholder  Action                                       5
      (b)  Quorum,  Proposals  and  Voting                                     5

2.  No  Time,  Place  or  Date  for  Meeting  of  Shareholders                 6

3.  The  Transaction                                                           6
      (a)  Plan  of  Reorganization                                            6
      (b)  Discussion  of  Key  Terms                                          6
          1.  Share  Cancellation.                                             6
          2.  Assets  and  Liabilities.                                        6
          3.  Conversion  of  Outstanding  Stock:                              7
      (c)  Reasons  and  Benefits  of  the  Transaction                        7
      (d)  Federal  Tax  Consequences                                          7
      (e)  Dissenters'  Rights                                                 7

4.  Interests  of  Certain  Persons                                            7

5.  Other  and  General  Information                                           8
      (a)  Independent  Public  Accountants                                    8
      (b)  Audit  Committee                                                    8
      (c)  Annual  Report                                                      8

6.  List  of  Attachments                                                      8
     A.  Plan  of  Reorganization  and  Acquisition
     B  Organization  and  Business  of  Omnitrix
     C.  Audited  Financials  Statements  of  DP  Charters:  12/31/00
     D.  Un-Audited  Financial  Statements  of  DP  Charters:  9/30/01
     E.  Audit  Committee  Report
     F.  Audited  Financial  Statements  of  Omnitrix:  10/15/01

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

                                  INTRODUCTION


     This 1934 Registrant, DP Charters, Inc. ("DPI")("we, us and our") has conducted a Majority Shareholder Action, pursuant to the Nevada Corporation Law, to acquire an unrelated private company, Omnitrix Technologies, Inc. ("OTI"). The laws of Nevada require that shareholders receive notice of this action. The purpose of this filing is to provide that required notice and to comply with
Section  14(c)  of  the  Securities  Exchange  Act  of  1934.

     DPI will issue 10,000,000 shares of common stock to the shareholders of OTI, and OTI will become a wholly-owned subsidiary of DPI. There will be a change of control of DPI resulting in addition to the acquisition of new assets and businesses.

     a. DPI is a Nevada Corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in the December 31, 2000 Annual Report filed on Form 10-KSB. Additional information about us can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by other means from the offices of the SEC.

     b. OTI is a private Delaware corporation, incorporated on July 28, 1999. The principal business address of OTI is Building 5/6, 15359 North East 90th Street, Redmond, WA 98052, and its telephone number is (425) 869-6868. OTI's current legal registered address is 2107 North First Street, Suite 600, San Jose, California 94131.

     OTI's mission is to use new wireless, mobile computing and software technologies to extend the reach of corporate information systems to workers "anywhere and anytime". OTI has principally focused on developing its Nomadic Collaboration Information suite of software products (" NCI Products") that are designed to enable access to information on a wide variety of mobile devices and over a broad range of wireless networks.

     OTI's intention is to further develop and market its existing NCI Products (which have been through an internal beta testing process) and to provide consulting services and software integration work related to such products. The NCI Products will likely evolve over time as OTI continues to work with emerging technologies from Microsoft and other vendors that extend its value proposition to as many corporate desktops and wireless devices as possible.

     Please see Attachment B for a more detailed summary of OTI's business, incorporated herein by this reference as though fully set forth.

                          1. THE PROPOSALS AND THE VOTE

 (A) MAJORITY SHAREHOLDER ACTION. The proposals were approved by the action of a majority of all shareholders entitled to vote on the record date. This is called a Majority Shareholder Action, pursuant to the Nevada Corporate Law. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 87.64% of all shares issued and outstanding. The proposals are not effective before completion of Section 14(c) compliance (under the Securities Exchange Act of 1934) and the mailing or delivery of this Information Statement.

 (B)  QUORUM,  PROPOSALS  AND  VOTING.

-----------------------------------------------------------------------------
Quorum Calculations                                       Shares          %
-----------------------------------------------------------------------------
Total # Shares Entitled to Vote                         84,497,075     100.00
-----------------------------------------------------------------------------
50% of All Shares Entitled to Vote                      42,248,538      50.00
-----------------------------------------------------------------------------
Quorum required to conduct business = 50% + 1 share     42,248,539
-----------------------------------------------------------------------------
Total Shares Present and voting in favor                74,055,977      87.64
-----------------------------------------------------------------------------

PROPOSAL 1: To approve that certain Plan of Reorganization and Acquisition dated January 21, 2002, by which DPI would acquire all of the capital stock of Omnitrix Technologies, Inc. ("OTI") for 10,000,000 (Ten Million) newly issued shares of DPI common stock.

This proposal would transfer control of this corporation to the shareholders of OTI, with the cancellation of the shares owned by the former management.

PROPOSAL 2: To approve the recommendation of management and the Board of Directors to dissolve the wholly-owned, empty and unproductive subsidiary DPX, before the acquisition by DPI of OTI, in order to comply with the Plan of Reorganization and Acquisition.

DP Charters Exploration, Inc. ("DPX"), our wholly-owned subsidiary, did not create a business or profit center, has no assets, liabilities or operations, and it must be dissolved to comply with the present reorganization and acquisition of OTI.

PROPOSAL  3:     To  authorize a change of the corporate name of DPI to Omnitrix
Technologies, Limited, Inc., or similar name, as an incident of the acquisition of OTI.

The name change will involve a simple amendment to our Articles of Incorporation. No other change is authorized.

PROPOSAL  4:     To  ratify  the  continuation  of Todd Chisholm & Associates as
DPI's  independent  auditor.

This proposal approves the continuation without interruption of the relationship between this corporation and its independent auditor.

PROPOSAL 5: To elect the following persons to the Board of Directors upon closing of the transactions contemplated by the Plan of Reorganization: Raymond Polman and Roger Warren; and to accept the resignation from the Corporate Custodian and Sole Director, William Stocker upon closing of the transactions contemplated by the Plan of 938967Reorganization938967 and AcquisitionOFNOne Financial Network938967See comment 1..

RAYMOND  POLMAN  -  DIRECTOR.

Mr. Polman, age 41, has over eight years of public accounting and computer consulting experience with a "big five" accounting firm prior to entering into private industry as a senior financial officer. Mr. Polman's technology experience includes the founding of his own wireless company and serving as President and CFO of Nexmedia Technologies, Inc., which he took public in 1998. Mr. Polman has also held several senior finance and business development advisory roles with technology and telecommunications companies including fSONA Communications Corp. (affiliated with British Telecom), MerchantBridge.com, Optica Communications and Image Power, Inc.

Mr. Polman holds a Bachelors of Science in Mathematical Economics from the University of Victoria and is a chartered accountant.

ROGER  WARREN  -  DIRECTOR

Mr. Warren, age 51, is acting CTO and co-Founder of OTI. He brings a long record of enterprise software development and sales success, including senior management and sales roles at DEC, Amdahl and Tandem Computers. He also has significant experience in software development as Founder of Netshare Technologies, a pioneer in the development of high-resolution image management systems and Web-based digital object delivery systems.

Mr. Warren has also previously been the Chief Technical Officer of Visionary Management Technologies and was responsible for the technical vision, design and development of their Visionary Mobile Computing Platform for the SFA and CRM markets. Prior to VMT, Mr. Warren was the Director of Image Systems for Image Data Corp.

Select technology accomplishments include building the InVision Image Database System for Image Data Corp. and the Weblearn distance learning system for Intel (Weblearn was the first digital object delivery system specifically tailored for the Internet and was used to deliver multi-dimensional Web-based training to over 22,000 Intel employees in 11 countries).

Mr. Warren holds Bachelor of Science degrees in finance and statistics from California State University, Chico.

2.  NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS.

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about February 22, 2002 to the holders of Common Stock as of the February 4, 2002. Under Federal law the record date was determined as the date prior to the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by us can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

     You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our special securities counsel, William Stocker, at 949-487-7295.

                               3. THE TRANSACTION

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE REQUESTED NOT TO SEND US A PROXY.

 (A) PLAN OF REORGANIZATION. The transaction is memorialized in that certain Plan of Reorganization and Acquisition ("POR") of January 21, 2002. A copy of the POR is found as Attachment A to this Information Statement. DPI would acquire all of the capital stock of OTI for 10,000,000 (Ten Million) newly issued shares of DPI common stock. The parties intend that the transaction qualify and meet the Internal Revenue Code requirements for a tax free reorganization, as provided in Internal Revenue Code (IRC) sections 354 and 368.

(B)  DISCUSSION  OF  KEY  TERMS.

     1. SHARE CANCELLATION. Immediately upon or prior to the closing, DPI shall have accepted the cancellation of 74,050,977 shares, such that DPI shall have no more than 10,446,098 issued and outstanding, before the issuance of new shares as provided in the POR to shareholders of OTI. The shares to be cancelled represent ownership of the retiring previous management of DPI.

     2. ASSETS AND LIABILITIES. DPI shall have substantially no assets and no liabilities at the time of Closing, except for expenses in connection with this transaction not to exceed $50,000.

          3. CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date hereof, DPI shall issue 10,000,000 (Ten Million) new investment Shares of DPI common stock to or for the shareholders of OTI, as follows:

           (a) To the Preferred Shareholders of OTI     8,529,166
           (b) To the Common Shareholders of OTI        1,470,834
               Total                                   10,000,000


 (C) REASONS AND BENEFITS OF THE TRANSACTION. After considerable effort, we have not succeeded in developing an operating business. The presently proposed acquisition would acquire a promising development stage business with a promise of success. The purpose of the transaction is to acquire productive assets with prospects for achieving profitability for our shareholders.

 (D) FEDERAL TAX CONSEQUENCES. The transaction appears to meet the Internal Revenue Code requirements for a tax-free reorganization. The transaction is considered to be a "forward merger" in which there is no gain or loss recognized for the parties. Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The shares issued by DPI to be distributed to the OTI stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a tax free reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise tests. The Continuity of Interest test requires that a substantial part of the value of the proprietary interest in the target must be preserved. The Continuity of Business Enterprise test requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. The POR and related facts appear to satisfy these tests. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of DPI with OTI or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.

 (E) DISSENTERS' RIGHTS. Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.


                        4. INTERESTS OF CERTAIN PERSONS.

          Although the exact percentages of ownership of the resulting company are not now known, it appears that Mr. Robert Cross will be a principal beneficial owner of the resulting company. Upon closing his ownership will be reported pursuant to Schedule 13d of the Securities Exchange Act of 1934.

                        5. OTHER AND GENERAL INFORMATION.


(A) INDEPENDENT PUBLIC ACCOUNTANTS. Todd D. Chisholm cpa, Chisholm & Associates, PO Box 540216, North Salt Lake UT 84054-0216 continues as the Auditor of our Financial Statements for the balance of the year 2000. There has been no change of auditors and no disagreement of any kind or sort between management our auditors, as to any item or issue, at any time.

(B) AUDIT COMMITTEE. Our Audit Committee consists of our Board of Directors. As reported in our last Annual Report, the Committee reviewed and discussed our financial statements for the fiscal year ended December 31, 2000; discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

     Based on the reviews and discussions referred to above, DPI's Audit Committee recommends to the board of directors that the financial statements referred to above be included in our Annual Report on Form 10-KSB. The Audit Committee Report is provided as Attachment B, to this Information Statement.

(C) ANNUAL REPORT. Our Annual Report on Form 10-KSB, for the year ended December 31, 2000, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by DPI can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.
              ----                                     -------------------------

     You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, William Stocker, at 949-487-7295.


                             6. LIST OF ATTACHMENTS.

     A.  Plan  of  Reorganization  and  Acquisition
     B  Organization  and  Business  of  Omnitrix
     C.  Audited  Financials  Statements  of  DP  Charters:  12/31/00
     D.  Un-Audited  Financial  Statements  of  DP  Charters:  9/30/01
     E.  Audit  Committee  Report
     F.  Audited  Financial  Statements  of  Omnitrix:  10/15/01




                                DP CHARTERS, INC.

                                       by

                               /s/William Stocker
                                 William Stocker
                                 attorney at law
                               Corporate Custodian

--------------------------------------------------------------------------------
                                  ATTACHMENT A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                     PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH
                                DP CHARTERS, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                           OMNITRIX TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)

I.  Recitals                                                                  2
     A.  the  parties  to  this  plan                                         2
          1.  DP  Charters,  Inc.                                             2
          2.  Omnitrix  Technologies,  Inc.                                   2
     B.  The  Capital  of  the  Parties:                                      2
          1.  The  Capital  of  DPI.                                          2
          2.  The  Capital  of  OTI.                                          2
     C.  The  Background  for  the  Acquisition:                              2
     D.  Transaction  Descriptive  Summary:                                   2
     E.  Conditions  Precedent  to  Closing.                                  2
          1.  Shareholder  Approval.                                          2
          2.  Board  of  Directors.                                           3
          3.  Due  Diligence  Investigation.                                  3
          4.  The  rights  of  dissenting  shareholders,                      3
          5.  All  of  the  terms,  covenants  and  conditions                3
          6.  The  representations  and  warranties                           3
     F.  Conditions  Concurrent  to  Closing
          1.  Share  Cancellation.                                            3
          2.  Assets  and  Liabilities.                                       3
II.  Plan  of  Acquisition                                                    4
     A.  Reorganization  and  Acquisition:                                    4
          1.  Effective  Date:                                                4
          2.  Surviving  Corporations                                         4
          3.  Rights  of  Dissenting  Shareholders:                           4
          4.  Service  of  Process:                                           4
          5.  Surviving  Articles  of  Incorporation:                         4
          6.  Surviving  By-Laws:                                             4
          7.  Conversion  of  Outstanding  Stock:                             4
          8.  Further  Assurance,  Good  Faith  and  Fair  Dealing:           4
     B.  General  Mutual  Representations  and  Warranties.                   5
          1.  Organization  and  Qualification.                               5
          2.  Corporate  Authority.                                           5
          3.  Ownership  of  Assets  and  Property.                           5
          4.  Absence  of  Certain  Changes  or  Events.                      5
          5.  Absence  of  Undisclosed  Liabilities.                          6
          6.  Legal  Compliance.                                              6
          7.  Legal  Proceedings.                                             6
          8.  No  Breach  of  Other  Agreements.                              6
          9.  Capital  Stock.                                                 6
          10.  Brokers'  or  Finder's  Fees.                                  7
     C.  Miscellaneous  Provisions                                            7
     D.  Termination.                                                         8

                     PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH
                                DP CHARTERS, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                           OMNITRIX TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)

     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this day of January 21, 2002 by and between the above referenced corporations, and shall become effective on "the Effective Date" as defined herein.

                                   I. RECITALS

A.  THE  PARTIES  TO  THIS  PLAN

1. DP CHARTERS, INC. ("DPI"), is Nevada corporation, duly incorporated in Nevada on December 18, 1997, and currently in good standing.

2. OMNITRIX TECHNOLOGIES, INC. ("OTI") is a Delaware corporation, duly incorporated in Delaware on July 28, 1999, and currently in good standing.

B.  THE  CAPITAL  OF  THE  PARTIES:

1. THE CAPITAL OF DPI. The Capital of DPI consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 84,497,075 shares are issued and outstanding; before cancellation and issuance of shares as provided herein. There are no other classes of securities issued or outstanding.

2. THE CAPITAL OF OTI. The capital of OTI consists of 13,000,000 authorized shares, of which 10,000,000 shares are common stock and 3,000,000 shares are Preferred-A stock, both of par value $$0.001 par value. 1,470,834 shares of common stock and 1,129,063 shares of Preferred-A stock are issued and outstanding. There are no other classes of securities issued or outstanding.

C. THE BACKGROUND FOR THE ACQUISITION: DPI desires to acquire OTI and the shareholders of OTI wish to be acquired by a public company.

D. TRANSACTION DESCRIPTIVE SUMMARY: DPI would acquire all of the capital stock of OTI for 10,000,000 (Ten Million) new investment Shares of DPI common stock. The parties intend that the transaction qualify and meet the Internal Revenue Code requirements for a tax free reorganization, as provided in Internal Revenue Code (IRC) sections 354 and 368.

E.  CONDITIONS  PRECEDENT  TO  CLOSING.

     1. SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for the transaction, in accordance with the laws of its place of incorporation and its constituent documents.

     2. BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     3. DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

     4. THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition;

     5. ALL OF THE TERMS, COVENANTS AND CONDITIONS of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     6. THE REPRESENTATIONS AND WARRANTIES of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

F.  CONDITIONS  CONCURRENT  TO  CLOSING.

     1. SHARE CANCELLATION. Immediate upon or prior to the Closing, DPI shall have accepted the cancellation of 74,050,977 shares, such that DPI shall have no more than 10,446,098 issued and outstanding, before the issuance of new shares as provided herein.

     2. ASSETS AND LIABILITIES. DPI shall have substantially no assets and no liabilities at the time of Closing, except for expenses in connection with this transaction not to exceed $50,000.

                             II. PLAN OF ACQUISITION

A. REORGANIZATION AND ACQUISITION: DP Charters, Inc. and Omnitrix Technologies, Inc. are hereby reorganized, such that DPI shall acquire all the capital stock of OTI, and OTI shall become a wholly-owned subsidiary of DPI.

     1. EFFECTIVE DATE: This Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and the time of such effectiveness shall be called "The Effective Date" hereof. The Effective Date shall be no sooner than 30 days after filing of the Preliminary Information Statement pursuant to 14(c) of the Security Exchange of 1934. The Preliminary Information Statement shall on or about February 1, 2002 and only after execution of this agreement.

     2. SURVIVING CORPORATIONS: The both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

     3. RIGHTS OF DISSENTING SHAREHOLDERS: Each party is the entity responsible for the rights of its own dissenting shareholders, if any.

     4. SERVICE OF PROCESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition.

     5. SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     6. SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

     7. CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date hereof, DPI shall issue 10,000,000 (Ten Million) new investment Shares of DPI common stock to or for the shareholders of OTI, as follows:

                          (a) To the Preferred Shareholders of OTI     8,529,166
                          (b) To the Common Shareholders of OTI        1,470,834
                              Total                                   10,000,000


     8. FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant hereby to deal fairly and good faith with each other and each others shareholders.

B. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, made as of the Effective Date, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct

     1. ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     2. CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     3. OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

     4. ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable; Specifically,

      (c) the business of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

      (d) Neither Corporation shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, except as may be set forth herein, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

      (e) Neither Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

      (f) Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion
(iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

      (g) Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.


     5. ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

     6. LEGAL COMPLIANCE. Each Corporation shall comply with all Federal, state, local and other governmental (domestic or foreign) laws, statues, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

     7. LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

     8. NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

     9. CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding share and all shares capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquired further shares of such Corporation.

     10. BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

C.  MISCELLANEOUS  PROVISIONS

 1. Except as required by law, no party shall provide any information concerning the subject transaction or any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

 2. This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

 3. The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

 4. If any provision of this Letter Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

 5. No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

 6. The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of California, with due regard and respect for the Corporate Laws of Nevada. Nothing contained herein is intended to disparage the corporate governance laws for the places of incorporation of the parties.

D. TERMINATION. This Plan of Reorganization and Acquisition may be terminated by written notice: At any time prior to closing, whether before or after approval by the shareholders of either or both; (i) by mutual consent; or (ii) by either party, in the event that the transaction represented by this present Plan of Reorganization and Acquisition has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of this Plan of Reorganization and Acquisition by either or both, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

     THIS PLAN OF REORGANIZATION AND MERGER is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.


       DP  CHARTERS,  INC.                   OMNITRIX  TECHNOLOGIES,  INC.
             by                                           by

/s/William  Stocker                            /s/Robert  Cross
   William  Stocker  Attorney                     Robert  Cross
   Custodian-President                            CEO/President




/s/William  Stocker                            /s/Robert  Cross
   William  Stocker  Attorney                     Robert  Cross
   Custodian-Secretary                            Secretary

--------------------------------------------------------------------------------
                                  ATTACHMENT B

                      ORGANIZATION AND BUSINESS OF OMNITRIX
--------------------------------------------------------------------------------

                                    GENERAL


Omnitrix Technologies, Inc. (the "Company") is a Delaware corporation that was incorporated on July 28, 1999. The principal business address of the Company is Building 5/6, 15359 North East 90th Street, Redmond, WA 98052, and its telephone number is (425) 869-6868. The Company's current legal registered address is 2107 North First Street, Suite 600, San Jose, California 94131.

                                    PURPOSE



The Company's mission is to use new wireless, mobile computing and software technologies to extend the reach of corporate information systems to workers "anywhere and anytime". The Company has principally focused on developing its Nomadic Collaboration Information suite of software products (" NCI Products") that are designed to enable access to information on a wide variety of mobile devices and over a broad range of wireless networks.

                               MARKET OPPORTUNITY


The Company believes a significant market opportunity is developing due to the convergence of:

1.  Powerful  Pocket  PCs  and  Tablet  PCs;

2.  New  enterprise software tools based on XML, SOAP and .NET technologies; and

3. High speed 2.5 G wireless networks that are being built out now across North America.

Several market research firms are predicting rapid growth in the enterprise wireless and mobile markets:

- The Gartner Group predicts: "Through 2003, at least 60 percent of Fortune 1000 enterprise organizations will deploy a wireless application gateway (WAG)."

- As of mid-year in 2001, Meta Group estimated that 20% of all B2B transactions would be nomadic transactions by 2003.

                           MARKET ISSUES/PRODUCTS AND SERVICES



CURRENT  LIMITATIONS  ON  PORTABILITY/USABILITY  OF  DATA


As companies come to increasingly rely on digital technologies to work and communicate, they keep more of their information-including email messages, notes, presentations, address lists, financial data, news clippings, music and photographs-in a variety of data repositories. For example, a business person wishing to record a travel expense could type it into a laptop, scribble it into a personal digital assistant, or record it in various Web-based expense tracking services. One might expect this plethora of storage options to be a catalyst for personal mobility, enabling people to access and use data and file-based objects wherever and whenever they want, while using whatever device is most convenient to them. Instead, it has made it harder for the mobile user to ensure that up-to-date versions of files they need are available on the current device of choice.

Various systems have attempted to handle multiple data repositories at the application level and at the file system level. The ideal solution is to offer flexible peer-to-peer synchronization along with a reliable centralized file system. Users would thus be free to copy files to any device to ensure that they will be available there later-without having to remember which copy resides on which devices and what copy was modified when.

INFORMATION  OVERLOAD  AND  COMPETING  INFORMATION  PARADIGM

The Company intends to deploy its NCI Products to solve simple problems that impact many companies today and to provide a competing information paradigm. The Company believes it can create instant value propositions for prospective clients by understanding their need for fast and efficient information flows and need to make critical decisions on a real time basis, as well as to work with software that deals with the following:

- Wireless, WAN, LAN, Internet, PDA, Tablet PC's, Cell Phones, Pagers, Voice Mail, Video Conferencing
-     Electronic  Distribution  of  Information
-     Shared  Stored  Information

Many companies have experienced information overload that impacts their productivity (too many tasks, emails, meetings, conflicting data, etc.). NCI Products are intended to help clients minimize the noise of competing information and focus on key issues, information that can be shared, and action items that can automate the process so that critical decisions can be efficiently made. Managing the process can be as simple as managing alerts/events and supplying supporting data that come from third party information in real-time.

COMPANY'S  SOLUTION  AND  PRODUCTS/SERVICES

The Company's intention is to further develop and market its existing NCI Products (which have been through an internal beta testing process) and to provide consulting services and software integration work related to such products. The NCI Products will likely evolve over time as the Company continues to work with emerging technologies from Microsoft and other vendors that extend our value proposition to as many corporate desktops and wireless devices as possible.

The Company intends to use its current NCI Products to bring together repositories of information, consolidate information on the user's computer devices, and provide access to a variety of common corporate software systems.

The  NCI  Products  should  deliver  solutions  that  empower  users  to:

-     Communicate  with  others  in  real-time;

- Make information available from any device and keep multiple devices synchronized as if they were one; and

- Be connected to the information at all times even when the network is unavailable or intermittent.

The  NCI  Products  are  intended  to  provide:

- Information about a user's data - which is always available to applications and to the user whether they are connected or not.

- A set of standard attributes so that user files include version numbers and timestamps.

- Synchronization and file replicas, thus avoiding file overwriting and version conflicts.

- Key words to enable searching, categories to allow browsing related files, thumbnails to enable previewing file content, and parent directories to support traditional hierarchical naming (where desired).

- The ability to track files stored on disconnected repositories and offline storage media (meta-data can be valuable even if the data it describes is unavailable- for example, the user may be working on a disconnected laptop on which a copy of the document that the user wants to edit resides- and version information lets the user figure out whether this copy is the latest, and, if not, where to find the most recent copy upon reconnection).

NOMADIC  DATA  STORE

The NCI Products use technology that understands data storage issues and how to solve problems inherent in maintaining information when a user is able to access it from many different devices and from different geographical locations. This functionality is referred to as the Nomadic Data Store.

The Nomadic Data Store is able obtain access to an information repository whose contents can be identified and retrieved by other NCI Products. It retrieves information from traditional file and Web servers, remote computer devices, databases, or devices that are not always connected but require access to information as if they were connected.

Generally,  the  Nomadic  Data  Store  technology  supports:

- Information that is not under the user's control but existing on some other machine.

-     Heterogeneous  protocols  (local  file  systems,  HTTP,  FTP,  etc.).

-     Information  with  naming  and  hierarchy  schemes.


USING  NCI  PRODUCTS  TO  SYNCHRONIZE  DATA

The NCI Products currently use weak consistency replication techniques to manage replicas of shared calendars, electronic mail messages, databases, documents, and other artifacts that are central to collaboration. To maximize availability, users can read and write any accessible replica. NCI Products are designed to focus on supporting remote users by detecting and resolving the update conflicts that naturally arise in shared systems (by ensuring that replicas move towards eventual consistency and defining a protocol by which the resolution of update conflicts stabilizes, all utilizing novel methods for application specific conflict detection and per-write conflict resolution based on client-provided merge procedures).

Features  include:

-     Update  anywhere  replication;
-     A  client/server  model  to  support  devices  with  limited  resources;
-     Per-write  dependency  checks for application-specific conflict detection;
-     Per-write  merge-procedures  for application-specific conflict resolution;
-     Eventual  consistency  via pair-wise reconciliation (called anti-entropy);
-     A  distinction  between  committed  and  tentative  data;  and
-     Session  guarantees  for  choice  of  data  consistency.

NOMADIC  AGENT

The NCI Products also use a functionality referred to as the Nomadic Agent, which is a software program that run 24 hours a day on the user's computer device. It does not require user attention, maintenance, and is invisible on the computer desktop. The Nomadic Agent can do many tasks, including (among others):

-     Provide  background  synchronization  on  behalf  of  the  user.

-     Store  files on various devices in preparation for disconnected operation.

-     Make  timely  backups  of  information  across  data  stores.

- Track third-party updates (on autonomous data stores, or data shared between users).

In addition, the Nomadic Agent can run on a user's personal devices or on cooperating infrastructure designed to support special purpose devices.


NOMADIC  SERVER

The Company's NCI Products also include functionality referred to as the Nomadic Server, which is software that is installed on a centrally located server. It is designed to support remote users and their information in a centralized environment. Keeping this information centralized and separate has the following advantages (among others):

-     Maintains  the information so that it is available to any device any time.

- Helps avoid overwrite of files and version conflicts. Since a single entity has knowledge of all versions of the data in existence, some potential conflicts can be prevented before they happen (before the user starts editing an out-of date instance of a file) rather than being caught later, when the files themselves are being synchronized.

- Centralization allows easier searching over all of a user's meta-data because applications only have to search at a single entity. The completeness of a search is not dependent on the accessibility of the data stores. In contrast, if meta-data were distributed across many data stores, a search would have to be performed at each data store. While this is acceptable for highly available data repositories connected via high-bandwidth network, it is cumbersome for data stores on computer devices that are not always available.

- Separation of the information from the data store allows easier integration of autonomous data stores, including legacy and third-party data stores over which the user has limited control. Storing meta-data on a server under the user's control, rather than on the data stores with the data, eliminates the need for data stores to be "NCI Products compliant" which greatly eases deployment of NCI Products.

- Separation also provides the ability to impose a personalized name space over third party or shared data. A user can organize data in a manner independent of the organization of the data on the third-party data store.

- Separation enables applications to have some knowledge about data they cannot access, either because the data store is off-line, or because it speaks a foreign protocol. In essence, applications can now "know what they don't know."

SUMMARY

The Company's NCI Products are intended to help fulfill the promise of personal mobility, allowing workers to switch among multiple heterogeneous devices and access corporate information without dealing with low-level file management details such as tracking file versions across devices. This goal can be achieved through the use of technology which tracks changes to local file systems and centralizes the information about the user's files (whether they are stored on devices that the user manages, on remote servers administered by a third party, or on passive storage media like compact discs). The information can include version information, keywords, categories, digests and thumbnails, and is extensible. The data store is implemented as a service and can be easily integrated with other applications.

                               THE COMPANY'S GROWTH STRATEGY


The Company's objective is to become a leading provider of nomadic, collaborative software. It is the management's opinion that the key elements of the strategy to accomplish this objective include the following:

- Leverage the Company's technology and operational assets through co-branding and private labeling of its NCI Products, via original equipment manufactured ("OEM") and valued added reseller ("VAR") programs. By using existing marketing channels, the Company intends to rapidly penetrate new markets. These alliances, in management's opinion, should minimize the upfront capital required to build marketing infrastructure.

- Develop a broad product offering by integrating additional high-end nomadic and collaborative products and services through third party alliances with currently identified business and technology partners.

- Expand the Company's alliance network to take advantage of additional product, content and other cross-selling/co-branding opportunities to facilitate the inflow of customer accounts and additional revenue.

- Conduct effective marketing campaigns with key allies such as ABC Technologies, Inc.
 MARKETING


TARGET MARKET. The target market for the Company's NCI Products is primarily the Fortune 500 and large institutions.

MARKETING STRATEGY. Management intends to reach its target market principally through institutional, industry relationships it has established and/or intends to establish. The Company's cost-effective marketing strategy is based on three key components: (1) co-branded and private label alliances, (2) direct marketing through select industry conferences, and (3) public relations.

ALLIANCES WITH ESTABLISHED APPLICATION SOFTWARE AND PRODUCT PROVIDERS. The Company has developed OEM and VAR marketing alliances with ABC Technologies, E-Boomerang and Global e-Biz and is negotiating others. These alliances permit the Company to engage in marketing at significantly reduced costs and, often, requires the Company to allow its allies' to have a financial participation in the sale of the Company's products.

DIRECT MARKETING THROUGH INDUSTRY CONFERENCES AND COMPANY SALES FORCE. The Company's direct marketing campaign will focus on attending leading industry conferences in order to enhance recognition of the Company's products. Additionally, the Company intends to engage additional personnel focused on sales to potential institutional customers.

PUBLICITY AND INDUSTRY RECOGNITION. The Company intends to generate significant public relations notice upon introduction of its VPA Products as well as upon the conclusion of material industry alliances.

                                   MANAGEMENT



The directors of the Company are Roger Warren and Raymond Polman. Directors are elected by the stockholders of the Company at each annual meeting of the stockholders and serve until their successors are elected and qualified at the next such meeting.

The  principal  officers  of  the  Company  are  as  follows:

NAME                                 AGE                         POSITION
---------------------------------------------------------------------------
Robert Roker        35       Acting  Chief  Executive  Officer

Roger  Warren       51       Acting  Chief  Technology  Officer,  Director

Raymond  Polman     41       Acting  Chief  Financial  Officer,  Director

Basil  Peters       49       Advisory  Board,  Technology

Robert  Cross       43       Advisory  Board,  Finance



ROBERT  ROKER              CHIEF  EXECUTIVE  OFFICER

Mr. Roker is acting CEO on a contract basis until the board makes a decision on a permanent CEO. His services are provided through a management contract from his current employer Global e-biz.

Mr. Roker has been a successful founder and/or co-founder of several high tech companies including E-xact, which produces both software and server technologies that deliver real-time financial transactions via bank accounts or credit cards. E-xact Transactions, founded in 1998, is a public high-tech company currently doing business in USA and Canada. Mr. Roker has extensive background working with both start-up companies and fortune 500's. Mr. Roker is an entrepreneur who helps companies position their products & services and delivers creative innovations. Mr. Roker was also co-founder and President of Data Direct, a company comprised principally of certified network engineers that deliver best-of-breed network design, roll out, and support services.

ROGER  WARREN              CHIEF  TECHNOLOGY  OFFICER,  DIRECTOR


Mr. Warren is acting CTO and co-Founder of the Company. He brings a long record of enterprise software development and sales success, including senior management and sales roles at DEC, Amdahl and Tandem Computers. He also has significant experience in software development as Founder of Netshare Technologies, a pioneer in the development of high-resolution image management systems and Web-based digital object delivery systems.

Mr. Warren has also previously been the Chief Technical Officer of Visionary Management Technologies and was responsible for the technical vision, design and development of their Visionary Mobile Computing Platform for the SFA and CRM markets. Prior to VMT, Mr. Warren was the Director of Image Systems for Image Data Corp.

Select technology accomplishments include building the InVision Image Database System for Image Data Corp. and the Weblearn distance learning system for Intel (Weblearn was the first digital object delivery system specifically tailored for the Internet and was used to deliver multi-dimensional Web-based training to over 22,000 Intel employees in 11 countries).

Mr. Warren holds Bachelor of Science degrees in finance and statistics from California State University, Chico.

RAYMOND  POLMAN     CHIEF  FINANCIAL  OFFICER,  DIRECTOR


Mr. Polman has over eight years of public accounting and computer consulting experience with a "big five" accounting firm prior to entering into private industry as a senior financial officer. Mr. Polman's technology experience includes the founding of his own wireless company and serving as President and CFO of Nexmedia Technologies, Inc., which he took public in 1998. Mr. Polman has also held several senior finance and business development advisory roles with technology and telecommunications companies including fSONA Communications Corp. (affiliated with British Telecom), MerchantBridge.com, Optica Communications and Image Power, Inc.

Mr. Polman holds a Bachelors of Science in Mathematical Economics from the University of Victoria and is a chartered accountant.

BASIL  PETERS                    ADVISORY  BOARD,  TECHNOLOGY

Dr. Peters, age 49, is an entrepreneur and angel investor who has been involved in a number of successful, high-growth Information Technology companies. He is currently the Chairman of Global e-biz and Voyus.

He was co-founder, Chairman and Chief Executive Officer of Nexus Engineering, which became the second largest manufacturer of cable television headends in the world with installations in over 100 countries. The company had operations in Hong Kong, Jakarta, London and five Canadian cities. The Nexus group grew to seven companies with over 300 employees. Nexus Engineering was successfully sold to Scientific Atlanta (NYSE: SFA) in 1993.

Dr. Peters was Chairman of Infowave Wireless Messaging, the first company to wirelessly enable Microsoft's Exchange server. He was instrumental in the companies IPO and several subsequent rounds of financing.

Dr. Peters has also been acting CEO of ICTV Inc, and a director of Mood Sciences, Fintech Solutions and Uniglobe Travel Online.

In addition to his business activities, Dr. Peters is Adjunct Professor of Engineering Sciences at Simon Fraser University. He has also been a member of the Board of Governors of the B.C. Institute of Technology and the University of British Columbia. He is a member of the Young President's Organization.

Dr. Peters has received the Meritorious Achievement Award from the Association of Professional Engineers and Geoscientists of the Province of British Columbia, the "Entrepreneur of the Year" award from the Editorial Board of BC Business Magazine, a Silver Medal in Entrepreneurship from the Canada Awards for Business Excellence, a Gold Medal for Industrial Innovation from the B. C. Science Council and was chosen "Business Leader of the Year" by the Vancouver Junior Board of Trade.

He graduated with a Diploma of Technology in Electrical and Electronics with Honors from the B.C. Institute of Technology in 1973 and a Bachelor of Applied Science with Honors, in Electrical Engineering from the University of British Columbia (UBC) in 1977. In both programs, Dr. Peters achieved the highest average in his graduating class. He completed his Doctor of Philosophy in Electrical Engineering at UBC in 1982. Dr. Peters received eight academic awards including UBC's top scholarship, the Sherwood Lett Memorial Scholarship.

ROBERT  M.D.  CROSS       ADVISORY  BOARD,  FINANCE

As a strategic advisor, Mr. Cross has responsibility for obtaining financing for the Company as well as locating additional strategic allies. Previously, Mr. Cross was a managing director of Whytecliff Capital Corporation, a firm that provides capital to fund early stage companies. Prior to joining Whytecliff, Mr. Cross was Chairman and CEO of Yorkton Securities Inc from 1996 to 1998, and Head of Corporate Finance from 1994 to 1996. From 1987 to 1994, he was a partner and director of Gordon Capital, an institutional brokerage firm. Mr. Cross has a B.Sc. from the University of Waterloo and M.B.A. from the Harvard Business School.

               COMPENSATION TO EXECUTIVES, DIRECTORS AND ADVISORS


The following discussion summarizes the forms of compensation to be received by the management and their affiliates. All of the amounts described below will be received regardless of the success or profitability of the Company.

Roger Warren is entitled to draw a salary of $100,000 per year. Basil Peters is an owner and manager of Global E-biz, a technology company that provides contract services to the Company. Basil Peters receives no compensation directly, but Global E-biz receives fees on a monthly basis for services rendered. Robert Cross receives $60,000 per year for financial advisory services. Robert Roker is a contractor and his entitlements are received through Global E-biz. The individuals noted in the immediately preceding sentence are affiliated with companies that may be vendors to and/or agents of the Company and who may, therefore, directly and/or indirectly obtain compensation from the Company. Additionally, to the extent any of the above-noted individuals are currently paid by the Company, they are paid as independent contractors and not as employees of the Company.


                                   CONFLICTS OF INTEREST

Certain potential conflicts of interest have existed and may continue to exist between the Company and its officers, directors and advisors. Certain of the officers, directors and advisors have other business interests to which they may devote attention. They may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company (See "MANAGEMENT and COMPENSATION TO EXECUTIVES, DIRECTORS AND ADVISORS"). A further discussion of events and circumstances that may influence officers and directors is set forth in the sections entitled "RISK FACTORS".

There can be no assurance that management will resolve all conflicts of interest in favor of the Company. Failure by management to conduct the Company's business in the Company's best interests may result in liability on the part of management. Management and the Board of Directors of the Company intend that any transactions with officers or directors will only be on terms consistent with industry standards and sound business practice, in accordance with the fiduciary duties of those persons to the Company, and, depending on the magnitude of the transaction and the absence of any disinterested board members, may be submitted to the stockholders for their approval.

The officers and directors of the Company will make every effort to minimize any conflicts and, to the extent that any person may be placed in a position of such conflict, will request that he or she not participate in any decision-making process with regard to the subject transactions and that the decisions be made by the disinterested officers or directors, if any.

The compensation of certain directors, advisors and executive officers of the Company was determined solely by the Company without independent representation of the interests of all shareholders. Certain members of management affiliated with Global E-Biz have a material interest in the Company due to the fact that the Company currently pays fees to such company for product development and marketing services. [. While the Company believes that the compensation arrangements are reasonable and provide incentives for the profitable operation of the Company that will benefit all shareholders of the Company, the interests of the officers, directors and advisors, on the one hand, and the shareholders, on the other, may not always coincide with respect to the amount, or terms and conditions, of such compensation arrangements. (See "COMPENSATION TO EXECUTIVES, DIRECTORS AND ADVISORS").


                                  RISK FACTORS

ANY INVESTMENT IN OR INVOLVEMENT WITH THE COMPANY INVOLVES A NUMBER OF RISK FACTORS THAT SHOULD BE CONSIDERED CAREFULLY AND INVESTORS MUST BE PREPARED FOR THE POSSIBLE LOSS OF THEIR ENTIRE INVESTMENT.

GENERAL RISKS. The Company will be subject to a number of general risks including: (i) changes in general economic conditions; (ii) supply of, or demand for, similar or competing products and services; and (iii) availability of talented personnel. There is no guarantee that the Company will generate material revenues, and the Company will require a constant flow of capital to pay for administration and other costs of operation. There can be no assurance that the Company's operations will generate revenues sufficient to return to shareholders the full or partial amount of their investment or any additional returns.

SPECULATIVE NATURE OF SECURITIES. The securities of the Company and its affiliates are speculative securities and are subject to a high degree of risk. Shareholders should be aware that there exists a possibility that they could lose all, or a portion of, their investment in such securities. Shareholders should, therefore, have the financial and economic ability to bear any such loss.

DEVELOPMENT STAGE COMPANY. The Company is an early stage company and has no material revenues. The Company's operations will be subject to all the risks inherent in the establishment of a new business enterprise, including limited capital, possible delays in the development and implementation of the Company's business plan and uncertain markets. The likelihood that the Company will succeed must be considered in light of the risks, problems, expenses, and delays frequently encountered in connection with the development of a new business and particularly in companies in new and rapidly evolving markets, as well as many other factors.

NO OPERATING HISTORY. The Company has no significant operating history on which predictions of future performance may be currently based. The Company has not currently subjected any projection, forecast or other prospective financial information for certification by an independent certified public accountant. There can be no assurance that management will be able to successfully manage the operations of the Company, or that the Company will be able to conduct its operations profitably or successfully.

DEPENDENCE ON SUCCESS OF THE COMPANY. The ability of the Company to generate a return on shareholders' investment will be materially dependent on the ability of the Company to successfully develop, produce, market, promote and distribute the Company's products and services. The success of the Company will, to a large extent, depend on the quality of those who manage it. Shareholders will have no right to take part in the management of the Company, which will be done by the management of the Company. Accordingly, no person should purchase any of the Shares offered hereby unless he, she or it is willing to entrust all aspects of the management of the Company to the management and has evaluated management's capabilities to perform such functions. (See "MANAGEMENT.")

REGULATORY COMPLIANCE. The Company will be subject to laws and regulations impacting the operation of a public company and will be subject to oversight from the Securities Exchange Commission among other entities. Accordingly, any failure of the Company to comply with these laws and regulations could have a substantial material effect on the Company, forcing it to bear substantial compliance costs, among other things.

CHANGES IN TECHNOLOGY. Technologies have recently evolved rapidly and unpredictably, owing primarily to changes in technology, the telecommunications industry and the Internet. The financial success of the Company may depend, to a significant degree, on its ability to predict and/or respond to technology trends and advances. In addition, efficiencies created by new technologies for distribution and managing information on the Internet and via wireless devices may significantly reduce profit margins of companies in general and early stage companies like the Company in particular.

COMPETITION. The software industry is very competitive. There are several companies that have already produced and introduced products and services or plan to do so that may directly and indirectly compete for market share with the public. Some of these companies are larger and better capitalized than the Company. Because of the size and dominance of these various companies, there is no assurance that the Company's operations will succeed in this competitive market place. Further, new and existing competitors of the Company may reduce the Company's profitability and/or ultimate ability to achieve its business goals. The failure of the Company to grow would also have a material adverse effect on the growth, financial condition and results of operations of the Company and accordingly, the Company's ability to earn revenues.

UNTESTED PRODUCTS AND SERVICES. The Company cannot be certain that it will successfully capitalize on its current products or other products and services that the Company intends to develop and introduce. As is typical in the case of a new and rapidly evolving industry, demand and market acceptance for the Company's products and services are untested, unknown and subject to a high level of uncertainty. Failure to capitalize on any of the Company's products or services, in full or in part, could have a material adverse effect on the growth, financial condition and results of operations of the Company and accordingly, the Company's ability to earn revenues.

DEPENDENCE ON ADDITIONAL CAPITAL. The Company currently has limited capital and, in the immediate future, will likely need or desire to obtain additional capital. There is no guarantee that the Company will be able to locate any additional sources and obtain such capital financing. In this event, the ability of the Company to undertake its desired activities and continue operations could be impaired and have a materially adverse effect on the profitability and continued operation of the Company.

RELIANCE ON THE COMPANY AND CONCENTRATION OF CONTROL. All decisions with respect to the management of the Company will be made exclusively by the Company, and all decisions with respect to the management of the Company will be made principally by the management and Board of Directors. Currently, certain key shareholders (who are also senior executives, directors and/or advisors have substantial control over the direction of the Company. The success of the Company will, to a large extent, depend on the quality of the management of the Company. Shareholders will have very limited rights to take part in the management of the Company. Accordingly, no person should invest in the Company unless he, she or it is willing to entrust all aspects of the management of the Company to the Company and the current management of the Company and has evaluated their capabilities to perform such functions. (See "MANAGEMENT.")

DEPENDENCE ON KEY PERSONNEL. The future business and operating results of the Company depend in significant part upon the continued contributions of its key technical, senior management and marketing personnel. The future business and operating results of the Company also depend in significant part upon its ability to attract and retain qualified additional management, and support personnel for its operations. Competition for such personnel is intense, and there can be no assurance that the Company will be successful in attracting or retaining such personnel. The loss of any key personnel, the failure of any key personnel to perform in their position, or the ability of the Company to attract and retain skilled employees, as needed, could materially and adversely affect the business, financial condition and results of operations of the Company.

COMPENSATION  OF MANAGEMENT.   Certain items of compensation, including salaries
and expense reimbursements, will be realized by management regardless of the success or failure of the activities of the Company, even if the Company does not operate at a profit.

RELIANCE ON THIRD PARTY ALLIANCES. The operation and expansion of the business of the Company is heavily based on a number of third-party alliances. There is a risk that some or all of the definitive transactions contemplated by such alliances will not be consummated or, if consummated, will not contribute the desired financial results.

CONFLICTS OF INTEREST. Various conflicts of interest may arise out of transactions between the Company and third parties because of activities conducted by such parties. (See "CONFLICTS OF INTEREST.")

 FUTURE COSTS. The ability of the Company to achieve profitable operations depends not only upon the amount of revenues that the Company derives from its products and services, but also on the amount of costs that the Company incurs in forming, marketing and managing those products and services. While the Company anticipates that it will achieve certain cost efficiencies in the future it is possible that future costs will be higher than anticipated. To some extent, future costs are affected by factors beyond the control of the Company.

CONTRACTUAL REFERENCES. References to contracts and relationships with various business allies are qualified in their entirety by reference to the actual forms of such contracts that contain material terms and conditions not described herein. The Company will make available copies of the contracts at its office to shareholders upon request. Lack of review by a shareholder of such contracts will result in such shareholder having an incomplete understanding of such contracts and incomplete assessment of the Company's business allies and risks related to the Company.

NO DIVIDENDS PAID. The Company does not contemplate paying dividends in the foreseeable future since it will use all of its earnings, if any, to finance expansion of its operations. Future dividends, if any, will depend on earnings, if any, of the Company its financial requirements and other factors.
Shareholders who anticipate the need of an immediate income from their investment in the Company's securities should refrain from the purchase of such securities.

FUTURE DILUTION. The Company may seek additional rounds of financing, which may include sales of additional securities to one or more of current stockholders of the Company or other third parties. Completion of possible additional financing would dilute the percentage ownership interest of current shareholders.

INDEMNIFICATION. The Company, its subsidiaries and affiliates, and any of their officers, directors, stockholders, employees and agents (collectively, the "Indemnified Parties"), are not liable to the Company or to shareholders for errors in judgment or other acts or omissions not amounting to willful misconduct or gross negligence to the extent permitted under applicable law. Also, the Company indemnifies the Indemnified Parties against any liability, claim or related costs not caused by their willful misconduct or gross negligence.

LOSS ON DISSOLUTION AND TERMINATION. In the event of dissolution of the Company, the proceeds realized from the liquidation of its assets, if any, will be distributed to the stockholders only after satisfaction of claims of all Company creditors. The ability of a stockholder to recover all or any portion of his, her or its investment in the Company in that case will depend on the amount of funds realized and the claims to be satisfied therefrom.

SOME OF THE FOREGOING RISK FACTORS ARE CROSS-REFERENCED TO DETAILED STATEMENTS CONTAINED ELSEWHERE HEREIN, AND, ACCORDINGLY, ARE QUALIFIED BY REFERENCE TO SUCH OTHER STATEMENTS.

--------------------------------------------------------------------------------
                                  ATTACHMENT C

                  AUDITED FINANCIALS STATEMENTS OF DP CHARTERS
                   For the fiscal year ended December 31, 2000
--------------------------------------------------------------------------------

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                              FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

                                C O N T E N T S



Independent  Auditor's  Report                                             39

Balance  Sheets                                                            40

Statements  of  Operations                                                 41

Statements  of  Stockholders'  Equity  .                                   42

Statements  of  Cash  Flows                                                43

Notes  to  the  Financial  Statements  .                                   44

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of D P Charters, Inc.

We have audited the accompanying balance sheets of D P Charters, Inc. (a Development Stage Company) as of December 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999 and from inception on December 18, 1997 through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D P Charters, Inc. (a Development Stage Company) as of December 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999 and from inception on December 18, 1997 through December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chisholm & Associates
Chisholm & Associates
Salt  Lake  City,  Utah
January  23,  2001

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                                  Balance Sheets

                                     ASSETS

                                                      December  31,
                                              2000                     1999
--------------------------------------------------------------------------------

Current  assets
   Cash                                   $     996              $           996
   Notes  Receivable  (Note  6)                 600                            0
                                          --------------------------------------
      Total  Assets                       $   1,596              $           996
                                          ======================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities
   Accounts  Payable  (Note 4)            $  31,980              $             0
                                          --------------------------------------
   Total  Liabilities                        31,980                            0
                                          --------------------------------------

Stockholders'  Equity
   Common  Stock,  authorized
     100,000,000  shares  of  $.001  par  value,
     issued  and  outstanding  38,330,000  and
     138,280,000,  respectively              38,330                      138,280
   Additional  Paid  in  Capital            194,770                       94,820
   Less:  Subscriptions  Receivable               0                        (600)
   Deficit  Accumulated  During  the
     Development  Stage                    (263,484)                   (231,504)
                                           -------------------------------------

       Total  Stockholders' Equity          (30,384)                         996
                                            ------------------------------------
Total Liabilities and Stockholders' Equity  $ 1,596                    $     996

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                            Statements of Operations


                                                                                                    From
                                                                                               Inception  on
                                   For  the Year       For the  Year         For the Year      December  18,
                                       Ended             Ended                 Ended          1997  through
                                   December  31,      December  31,      December  31,        December  31,
                                      2000               1999               1998                   2000
------------------------------------------------------------------------------------------------------------

Revenues:                         $     5,000      $            0     $             0          $       5,000

Expenses:

General & Administrative              (36,980)            (27,825)           (191,527)             (256,484)
                                ----------------------------------------------------------------------------
          Total  Expenses             (36,980)            (27,825)           (191,527)             (256,484)
                                ----------------------------------------------------------------------------
Net (Loss) Before Cumulative
Effect of Accounting  Change          (31,980)            (27,825)           (191,527)             (251,484)
                                ----------------------------------------------------------------------------
Cumulative Effect of Accounting Change      0             (12,000)                  0               (12,000)
                                ----------------------------------------------------------------------------
Net  (Loss)                     $     (31,980)      $     (39,825)     $     (191,527)       $     (263,484)
                                ============================================================================
Net (Loss) Per Share:
Loss before cumulative effect
of  accounting change                       0                   0                   0                     0

Cumulative Effect of Accounting  Change     0                   0                   0                     0
                                ---------------------------------------------------------------------------
Net  (Loss) Per Share           $           0       $           0      $            0        $            0
                                ===========================================================================
Weighted average shares outstanding   133,282,500     136,710,750         131,360,000           133,907,042
                               ============================================================================

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                        Statement of Stockholders' Equity

                                                                     Additional                           Deficit
                                                                       Paid-in                          Accumulated
                                                                        Capital                        During  the
                                          Common  Stock             (Discount  on   Subscriptions       Development
                                      Shares          Amount            Stock)        Receivable            Stage
-----------------------------------------------------------------------------------------------------------------

Balance at beginning of development
stage-December 18, 1997                       0   $             0    $          0    $           0   $         0

Shares issued for
organizational costs                100,000,000           100,000         (80,000)               0             0

Shares issued for cash at $.03125
per  share                           19,040,000            19,040          99,960                0             0

Net loss December 31, 1997                    0                 0               0                0         (152)
                                    ----------------------------------------------------------------------------
Balance,  December  31,  1997       119,040,000           119,040          19,960                0         (152)

Shares  issued  for  cash  at  $.03125
per share                            12,960,000            12,960          68,040                0             0

Net  loss  December  31,  1998                0                 0               0                0     (191,527)
                                    ----------------------------------------------------------------------------
Balance,  December  31,  1998       132,000,000           132,000          88,000                0     (191,679)

Shares  issued  for  subscription
 receivable at $.10 per share            30,000                30            570              (600)           0

Shares  issued  for  services  at  $.01
 per  share                           6,250,000             6,250          6,250                 0            0

Net  loss  December  31,  1999                0                 0              0                 0     (39,825)
                                    ---------------------------------------------------------------------------
Balance,  December  31,  1999       138,280,000           138,280         94,820              (600)   (231,504)

Shares  cancelled                   (99,950,000)          (99,950)        99,950                 0           0
Converted  to notes receivable                0                 0              0               600           0

Net  loss  December  31,  2000                0                 0              0                 0    (31,980)
                                     -------------------------------------------------------------------------
Balance,  December  31,  2000        38,330,000         $  38,330   $    194,770      $          0 $ (263,484)
                                     =========================================================================

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                             Statement of Cash Flows

                                                                                                    From
                                                                                               Inception  on
                                       For the Year      For the Year       For the Year         December18,
                                          Ended              Ended             Ended            1997  through
                                      December  31,      December  31,      December  31,      December  31,
                                          2000               1999               1998                2000
-------------------------------------------------------------------------------------------------------------
Cash  Flows  form  Operating  Activities

     Net  loss                    $     (31,980)     $     (39,825)     $       (191,527)     $     (263,484)
     Adjustments  to  reconcile
       net  loss  to  net  cash
       provided  by  operations
     Amortization                             0             16,000                 4,000               20,000
     Shares  issued for services              0             12,500                     0               12,500
     Increase  in  Payables              31,980                  0                     0               31,980
                                      -----------------------------------------------------------------------
Net  Cash  Flows  used  in
 Operating  Activities                        0            (11,325)             (187,527)           (199,004)

Cash  Flows  from  Investment  Activities:    0                  0                     0                   0
                                       ---------------------------------------------------------------------
Cash  Flows  from  Financing  Activities:

Proceeds  from  Issuance  of  stock           0                  0                81,000             200,000
                                      ----------------------------------------------------------------------
Net  increase  (decrease)  in  cash           0            (11,325)             (106,527)                996
                                      ----------------------------------------------------------------------
Cash,  beginning  of  year                  996             12,321               118,848                   0
                                      ----------------------------------------------------------------------
Cash,  end  of  year                  $     996          $     996          $     12,321        $        996
                                      ======================================================================
Supplemental  Cash  Flow  Information
   Cash  Paid  for:
     Interest                         $       0          $       0          $          0        $          0
     Taxes                            $       0          $       0          $          0        $          0

Supplemental  Non-cash  Disclosure:

In 1997, the shareholders paid $20,000 of organizational costs for the Company. The Company reimbursed the $20,000 by issuing 20,000,000 shares of common stock.

In 1999, the Company issued 1,250,000 of its common stock for services valued at $12,500.

In 2000, the Company's shareholders returned 99,950,000 shares of its common stock. These shares were then cancelled by the Company.

In 2000, the Company converted the $600 subscription receivable to a notes receivable.

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                           December 31, 2000 and 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

     D P Charters, Inc., ("the Company") is a Nevada corporation organized on December 18, 1997. The Company was formed to provide a charter yacht service from the Dana Point harbor located in Dana Point, Orange County, California but operations never commenced. It is the intent of management to raise capital in order to secure business operations.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating losses totaling approximately $263,484 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2012. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, per FASB 109 the potential tax benefits of the loss carryforward are offset by the valuation of the same amount.

    Deferred tax assets and the valuation account is as follows at December 31, 2000 and 1999.

                                                        December  31,
                                                 2000                 1999
                                         --------------------------------------
     NOL carrryforward                    $     86,000          $        78,710
     Valuation  allowance                      (86,000)                (78,710)
                                          ------------------------------------
     Total                                $          0          $            0
                                          =====================================

     f.   Organizational  Costs

   In 1997, the shareholders paid $20,000 in organizational costs. The Company reimbursed the shareholders by issuing 20,000,000 shares of common stock at $.001 par value. These costs were being amortized on a straight-line method over a 60 month period beginning January 1, 1998, however, during January 1999 the remaining balance was written off in connection with a change in accounting principle (See Note 5). These costs will be recovered only if the Company is able to generate a positive cash flow from operations.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                           December 31, 2000 and 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (continued)

     g.   Use  of  estimates


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements and other assets involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional funds to begin its intended operations.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

During 1999, $10,000 was paid in consulting fees to a company owned by shareholders of the Company.

During 1999, shareholders loaned the Company $13,000. The Company made payments of $13,000 on these loans and the balance payable at December 31, 1999 is $ 0.

     During 2000, the Company incurred $31,980 of professional fees payable to a shareholder.

NOTE  5  -  Change  in  Accounting  Principles

During the year ended December 31, 1999, the Company changed its method of amortization of organizational costs in accordance with SOP 98-5 and expensed the remaining balance. The effect of this change was to decrease net income for the year ended December 31, 1999 by $12,000 ($0.00 per share).

NOTE  6  -  Stockholders'  Equity

In January 1999, the Company issued 6,000 shares of its common stock for a subscription receivable of $600.

In April 1999, the Company issued 1,250,000 shares of its common stock for services valued at $12,500.

                                D P CHARTERS INC.
                          (a Development Stage Company)
                        Notes to The Financial Statements
                           December 31, 2000 and 1999

NOTE  6  -  Stockholders'  Equity  (continued)

     In December 2000, the Company converted the $600 subscription receivable at December 31, 1999 to a notes receivable. The note is non-interest bearing and due on February 5, 2001.

     In December 2000, the Company's shareholders returned 99,950,000 shares of its common stock. These shares were then cancelled by the Company.

     In December 2000, the Company authorized a 5 for 1 forward split of its common stock. The financial statements have been retroactively restated to reflect the forward split.

Note  7  -  Subsequent  Events

In February 2001, the company announced a plan to reorganize and acquire all the outstanding common stock of TriLucent Technologies, Inc. However, no shares were transferred and the acquisition did not close. The agreement has been rescinded, leaving both companies as they were before the agreement.

--------------------------------------------------------------------------------
                                  ATTACHMENT D

                 UN-AUDITED FINANCIAL STATEMENTS OF DP CHARTERS:
                  For the most recent ended September 30, 2001
--------------------------------------------------------------------------------

                                 DP CHARTERS, INC.
                          (a Development Stage Company)
                            BALANCE SHEET (UNAUDITED)

                                                    September 30,   December 31,
                                                         2001          2000
--------------------------------------------------------------------------------
                                                        ASSETS
CURRENT ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $       0   $     996
TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . .          0         996
                                                        ----------  ----------
OTHER ASSETS
Accounts receivable. . . . . . . . . . . . . . . . . .          0         600
TOTAL OTHER ASSETS . . . . . . . . . . . . . . . . . .          0         600
                                                        ----------  ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .  $       0   $   1,596
                                                        ==========  ==========

      LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES

Accounts payable . . . . . . . . . . . . . . . . . . .  $  84,969   $  31,980
                                                        ----------  ----------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . .     84,969      31,980
                                                        ----------  ----------
STOCKHOLDERS' EQUITY

Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 48,330,042 shares,
   and 38,330,000 shares respectively. . . . . . . . .     48,330      38,330
Additional Paid-In Capital . . . . . . . . . . . . . .    194,770     194,770
Accumulated Equity (Deficit) . . . . . . . . . . . . .   (328,069)   (263,484)
                                                        ----------  ----------
Total Stockholders' Equity . . . . . . . . . . . . . .    (84,969)    (30,384)
                                                        ----------  ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY . . . . . . .  $       0   $   1,596
                                                        ==========  ==========

 The accompanying notes are an integral part of these financial statements.

                                DP CHARTERS, INC.
                          (a Development Stage Company)
             STATEMENTS OF LOSS AND ACCUMULATED DEFICIT (UNAUDITED)
                      for the periods ended September 30,
                                  2000 and 2001

                                                                                           From
                                                                                         Inception
                                                                                             on
                                 From July     From July   From January   From January   December 18,
                                 1, 2001 to   1,2000 to      1, 2001 to    1, 2000 to    1997 through
                               September 30, September 30,  September 30, September 30, September 30,
                                   2001          2000          2001          2000            2001
                               ------------  ------------  ------------  ------------  ------------
  Revenues. . . . . . . . . .  $       -0-   $     5,000   $     2,606   $     5,000   $     7,606
                               ------------  ------------  ------------  ------------  ------------
  Expenses
  General and Administrative.       32,391        18,165        67,191        40,899       323,675
                               ------------  ------------  ------------  ------------  ------------
  Net Loss from Operations. .      (32,391)      (13,165)      (64,585)      (35,899)     (316,069)
  Cumulative Effect of
    Accounting Change . . . .            0             0             0             0       (12,000)
  Net Income (Loss) . . . . .  $   (32,391)  $   (13,165)  $   (64,585)  $   (35,899)  $  (328,069)
                               ============  ============  ============  ============  ============
  Loss per Share. . . . . . .  $     (0.00)  $     (0.00)  $     (0.00)  $     (0.00)  $     (0.01)
                               ============  ============  ============  ============  ============
  Weighted Average
      Shares Outstanding. . .   35,724,000    27,656,000    35,724,000    27,656,000    31,191,126
                               ============  ============  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                                            DP CHARTERS, INC.
                                      (a Development Stage Company)
                                   STATEMENTS OF CASH FLOW (UNAUDITED)
                                 for the year ended December 31, 1999 and
                            and the periods ended September 30, 2000 and 2001

                                                                             From
                                                                         Inception on
                                                                         December 18,
                                                    For the periods      1997 through
                                                  ended September 30,    September 30,
                                                  2001         2000           2001
--------------------------------------------------------------------------------
  Operating Activities

  Net Income (Loss). . . . . . . . . . . . . . .  $(64,585)  $(35,899)  $(328,069)

  Less items not effecting cash:
  shares issued for services . . . . . . . . . .    10,000          0      22,500
  organization costs . . . . . . . . . . . . . .         0          0      20,000
  Increase in payables . . . . . . . . . . . . .    52,989     35,899      84,969
                                                  ---------  ---------  ----------
  Net Cash from Operations . . . . . . . . . . .    (1,596)       -0-    (200,600)

  Collection of note receivable. . . . . . . . .       600          0         600
  Cash Increase (Decrease) sale of Common Stock.         0          0     200,000
                                                  ---------  ---------  ----------
  Net increase (decrease) in cash. . . . . . . .      (996)       -0-           0
  Beginning Cash . . . . . . . . . . . . . . . .       996        996           0
  Cash as of Statement Date. . . . . . . . . . .  $      0   $    996   $       0
                                                  =========  =========  ==========

   The accompanying notes are an integral part of these financial statements.

                                DP Charters, Inc.
                          (a Development Stage Company)
                        Notes to The Financial Statements
                               September 30, 2001



NOTES  TO  FINANCIAL  STATEMENTS

     D P Charters, Inc., ("the Company") has elected to omit substantially all footnotes to the financial statements for the period ended September 30, 2001, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form l0-KSB for the Fiscal year ended December 31, 2000.

UNAUDITED  INFORMATION

     The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

--------------------------------------------------------------------------------
                                  ATTACHMENT E

                      AUDIT COMMITTEE REPORT OF DP CHARTERS
                   For the fiscal year ended December 31, 2000
--------------------------------------------------------------------------------

                                DP CHARTERS, INC.
                        34190 Sepulveda Avenue Suite 200
                            Capistrano Beach CA 92624


                             AUDIT COMMITTEE REPORT

     The Audit Committee of DP Charters, Inc. ("DPI") is composed of the following members: J. Dan Sifford (former director) and William Stocker (sole remaining director). The Committee recommended, subject to stockholder ratification, the selection of the Corporation's independent accountants.


     Management is responsible for our internal controls and the financial reporting process. Our independent auditors are responsible for performing an independent audit of our financial statements in accordance with generally accepted accounting standards and to issue a report thereon. It is the responsibility of our Board of Directors to monitor and oversee these processes. In this context the Committee has met and held discussions with management and the independent accountants. Management recommended to the Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with Management and such independent accountants, matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided to the Committee the written disclosures required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussions, and review, of the foregoing, the Committee recommended that our audited financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2000 be included and filed with the Securities and Exchange Commission.

Dated:  October  31,  2001



/s/William  Stocker               /s/J.  Dan Sifford
   William  Stocker                  J.  Dan Sifford
   attorney at law                   Committee Member
   Corporate Custodian

--------------------------------------------------------------------------------
                                  ATTACHMENT F

                    AUDITED FINANCIAL STATEMENTS OF OMNITRIX
                      For the period ended October 15, 2001
--------------------------------------------------------------------------------

                           OMNITRIX TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                              AUDITED BALANCE SHEET

                                OCTOBER 15, 2001


                                    Contents


Independent  Auditors'  Report                     56

Balance  Sheet                                     57

Notes  to  Financial  Statements                   58

                         Petrinovich Pugh & Company, LLP


                          INDEPENDENT AUDITORS' REPORT


To  the  Board  of  Directors
Omnitrix  Technologies,  Inc.
San  Jose,  CA


We have audited the accompanying balance sheet of Omnitrix Technologies, Inc. (a Development Stage Company) (the Company) as of October 15, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Unites States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Omnitrix Technologies, Inc. as of October 15, 2001, in conformity with accounting principles accepted in the United States of America.

The accompanying balance sheet has been prepared assuming that the Company will continue as a going concern. As discussed in Note D to the balance sheet, the Company has incurred cumulative net losses during the development stage of $1,150,545 and has limited operating capital as of October 15, 2001. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note
D. The balance sheet does not include any adjustments that might result from the outcome of this uncertainty.


                                                 Petrinovich Puch & Company, LLP


San  Jose,  California
November  1,  2001

                           OMNITRIX TECHNOLOGIES, INC.
                          (A Development Stage Company)


                                  BALANCE SHEET

                                OCTOBER 15, 2001

ASSETS
--------------------------------------------------------------
Current Assets:
     Cash. . . . . . . . . . . . . . . . . . . .  $    31,103
          Total current Assets . . . . . . . . .       31,103
                                                  ------------
Property and equipment, net. . . . . . . . . . .       10,838

                                                  $    41,941

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts Payable. . . . . . . . . . . . . .  $    21,254
     Accrued expenses. . . . . . . . . . . . . .       19,975
          Total current Liabilities. . . . . . .       41,229
                                                  ------------

              SHAREHOLDERS' EQUITY

Series A preferred stock, $0.001 par value;
     Authorized: 3,000,000 shares;
     Issued and Outstanding: 1,129,064 shares. .        1,129

Common Stock, $0.001 par value;
     Authorized: 10,000,000 shares;
     Issued and Outstanding: 1,470,834 shares. .        1,371
Paid in Capital. . . . . . . . . . . . . . . . .    1,148,757
Deficit accumulated during the development stage   (1,150,545)
     Total shareholders' equity. . . . . . . . .          712
                                                  ------------
                                                  $    41,941

   See accompanying notes to financial statements.

                           OMNITRIX TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENT

                                OCTOBER 15, 2001


NOTE  A  SIGNIFICANT  ACCOUNTING  POLICIES

Company: Omnitrix Technologies, Inc. (the Company) was incorporated in the State of Delaware on July 28, 1999. The Company provides tools an utilities specifically designed for the emerging mobile and wireless market.

Property and Equipment: Property and equipment are stated at cost. Depreciation and amortization is computed using the accelerated methods over lives ranging from three to thirty nine years. Major repairs and replacements of property and equipment are capitalized. Maintenance repairs and minor replacements are charged to operations as incurred.

Income  Taxes:  The  Company  accounts  for  its  income  taxes  using Financial
Accounting Standard No. 109, Accounting for Income Taxes (SFAS 109), which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates: The preparation of a financial statement in conformity with accounting principles generally accepted in the Unites States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities an disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

NOTE  B  -  DEVELOPMENT  STAGE  OPERATIONS

The Company focuses its initial and principal efforts on establishing technology that will provide solutions that allow for a comprehensive, integrated platform designed to address all the issues associated with deploying, managing and supporting mobile and wireless operations.

While in the development stage, the Company has been involved in supporting, coordinating, funding and developing activities for this technology.

                           OMNITRIX TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENT

                                OCTOBER 15, 2001


NOTE  C  -  SHAREHOLDERS'  EQUITY

The Company is authorized to issue 10,000,000 shares of common stock with a par value of $0.001. As of October 15, 2001, the Company issued 1, 470,834 shares.

The Company is authorized to issue 3,000,000 shares of Series A preferred stock with a par value of $0.001. As of October 15, 2001, the Company issued 1, 129, 064 shares.

Holder's of preferred shares are entitled to receive, out of any funds legally available, non cumulative dividends in an amount equal to $0.09 per share, per anum, payable when and only if declared by the Company's Board of Directors, no such dividends have been declared.

All preferred shares carry voting rights and may be converted into common shares by dividing $1.0256 by the applicable conversion price on the date of conversion. Preferred shares will automatically be converted into common shares upon the earlier of the elected conversion by greater than 50% of the preferred shares outstanding, or upon the closing of the sale of the Company's common stock in an initial public offering.

In the event of any liquidation of dissolution of the Company the holders of preferred shares are entitled to receive any distribution of assets of the Company prior to holders of common shares in the amount of $1.0256 per share, plus all accrued to declared but unpaid dividends.

NOTE  D  -  INCOME  TAXES

As of October 15, 2001, the Company has net operating loss carryforwards totaling approximately $1,150,000 available to offset Federal land State taxable income in future years. These carryforwards will expire beginning in the years ending December 31, 2002 for Federal purposes and December 31, 2007 for State purposes.

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which is uncertain. A valuation allowance in an amount equal to the net deferred tax asset as of October 15, 2001 has been established to reflect these uncertainties. The deferred tax asset before valuation allowances is approximately $391,000 and $102,000 for Federal and State purposes, respectively.

                           OMNITRIX TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENT


                                OCTOBER 15, 2001


Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating loss carryforwards before utilization.

NOTE  D  -  GOING  CONCERN

As shown in the accompanying financial statement, the Company has incurred cumulative net losses of approximately $1,151,000 during the development stage and has limited operating capital remaining as of October 15, 2001. The ability of the Company to continue as a going concern is dependent on management's ability to obtain additional capital or financing. The financial statement does not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE  E  -  RELATED  PARTIES

The Company issued 89,876 shares of preferred stock, valued at approximately $92,000, to Migration Software, a corporation owned by a minority shareholder, for leased labor personnel services during the period ended October 15, 2001.

NOTE  F  -  SUBSEQUENT  EVENT

In November 2001, the Company entered into a non-binding letter of intent with DP Charters, Inc. (DPI) in which DPI would acquire the Company for 2,000,000 common shares of DPI stock.